BlackRock FundsSM
BlackRock U.S. Treasury Money Market Portfolio

Supplement Dated May 13, 2009 to the
Statement of Additional Information Dated January 28, 2009

BlackRock U.S. Treasury Money Market Portfolio

        In order to avoid generating a negative yield as a result of the historically low returns currently offered on U.S. Treasury securities and certain short-term U.S. Government agency securities, U.S. Treasury Money Market Portfolio may, as a temporary defensive strategy, which may be discontinued at any time without notice, invest in other securities described below, including securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”). Each of these securities will be an “Eligible Security”, as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended, that has been determined to present minimal credit risk by BlackRock Advisors, LLC, the Fund’s Manager, pursuant to guidelines approved by the Board of Trustees.

        Effective June 27, 2009, the second paragraph in the sub-section titled “Investment Policies — Additional Information on Investment Strategies — Money Market Portfolios” found on page 7, stating that the U.S. Treasury Money Market Portfolio pursues its objective by investing exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations is hereby deleted in its entirety and replaced with the following.

The U.S. Treasury Money Market Portfolio pursues its objectives by normally investing at least 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations. The U.S. Treasury Money Market Portfolio may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

        The second paragraph in the sub-section titled “Investment Policies —Additional Information on Investment Strategies — U.S. Government Obligations” found on page 28 is hereby amended to add the following sentence:

        The U.S. Treasury Money Market Portfolio may also invest in securities guaranteed by the Federal Deposit Insurance Corporation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

CODE # SAI-MM-UST-SUP-0509